                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 19, 2000




                          LONE STAR TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                      1-12881                  75-2085454
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)




                           15660 North Dallas Parkway
                                    Suite 500
                               Dallas, Texas 75248
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (972) 770-6401

                                 Not applicable
   (former name, former address and former fiscal year, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On October 19, 2000, Lone Star Technologies, Inc. ("Lone Star") announced in a press release (the "Press Release") that it has entered into an exclusive multi-year agreement with CF&I Steel L.P., doing business as Rocky Mountain Steel Mills ("Rocky Mountain"), to market Rocky Mountain's seamless steel tubular and related products.

         The foregoing is qualified by reference to the Press Release, which is filed as an exhibit to this Report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of businesses being acquired.

         Not applicable.

         (b)      Pro forma financial information.

         Not applicable.

         (c)      Exhibits

99.1 Press release dated October 19, 2000, announcing the agreement between Lone Star and Rocky Mountain.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LONE STAR TECHNOLOGIES, INC.

Date:    October 20, 2000             By:   /s/ Charles J. Keszler
                                            ------------------------------------
                                            Charles J. Keszler
                                            Vice President - Finance


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                                INDEX TO EXHIBITS

 Item
Number                     Exhibit
------                     -------
99.1                       Press release dated October 19, 2000, announcing the
                           agreement between Lone Star and Rocky Mountain.


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